UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

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Sow Good Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd

Irving, TX 75061

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 below is incorporated by reference herein.

Item 8.01. Other Events.

On January 6, 2026, Sow Good Inc. (the “Company”) issued a press release announcing a private placement and strategic asset sale to support continued candy operations and future growth, while assessing other strategic alternatives, including potential partnerships, acquisitions, or additional corporate transactions, with the goal of strengthening its financial position and creating long-term stockholder value. Further the press release announced the previously disclosed leadership transition with (i) Claudia Goldfarb stepping down as Chief Executive Officer while remaining with the Company as Chief Operating Officer and a member of the Company’s board of directors (the “Board”), (ii) members of the Board Chris Ludeman and Joe Mueller resigning from the Board in connection with the private placement and strategic asset sale, (iii) David Lazar being appointed Chief Executive Officer and elected to the Board, serving as the Board’s Chairman and (iv) David Natan being elected to the Board and serving as Audit Committee Chairman following Mr. Ludeman’s resignation.

The press release is furnished herewith as Exhibit 99.1. The information in this Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Sow Good Inc., dated January 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

Date: January 6, 2026

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